MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL
INVESTMENT TRUST                                          Two World Trade Center
LETTER TO THE SHAREHOLDERS October 31, 1999             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy, led by consumer demand, has continued to experience robust growth this year. The fixed-income markets anticipated that the Federal Reserve Board would remove the liquidity it provided during last year's international economic crises. The Fed changed monetary policy and raised the federal-funds rate 50 basis points, to 5.25 percent during the summer. By October long-term interest rates had risen to levels last seen two years ago. Subsequently, the Fed raised the federal-funds rate an additional 25 basis points to 5.50 percent in November.

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields began 1999 near a record low of 5.05 percent. By the end of October, municipal index yields had increased 100 basis points to 6.05 percent. Since bond prices move inversely to changes in interest rates, these higher yields resulted in significantly lower bond prices. The increase in yields translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market outperformed U.S. Treasury bonds early in the year but gradually gave ground. The ratio of long-term insured municipal index yields to benchmark 30-year Treasury yields is a measure of relative performance. The ratio declined from 99 percent at the end of 1998 to 91 percent in May before rising to 98 percent by the end of October. A declining ratio means that municipals have outperformed Treasuries. Over the past five years the ratio has ranged from a high of 99 percent, to a low of 82 percent.

Higher interest rates led to a reduction in municipal market underwriting this year. New issue volume declined 20 percent in the first ten months of 1999. Refunding activity, the most interest rate sensitive component of supply, was down 50 percent.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

[LINE GRAPH]



                         30-YEAR BOND YIELDS 1994-1999



            Insured                     U.S.                           Insured Municipal Yields as a
       Municipal Yields            Treasury Yields                   Percent of U.S. Treasury Yields
1994           5.40%                  6.34%                                   85.17%
               5.40                   6.24                                    86.54
               5.80                   6.66                                    87.09
               6.40                   7.09                                    90.27
               6.35                   7.32                                    86.75
               6.25                   7.43                                    84.12
               6.50                   7.61                                    85.41
               6.25                   7.39                                    84.57
               6.30                   7.45                                    84.56
               6.55                   7.81                                    83.87
               6.75                   7.96                                    84.80
               7.00                   8.00                                    87.50
               6.75                   7.88                                    85.66
1995           6.40                   7.70                                    83.12
               6.15                   7.44                                    82.66
               6.15                   7.43                                    82.77
               6.20                   7.34                                    84.47
               5.80                   6.66                                    87.09
               6.10                   6.62                                    92.15
               6.10                   6.86                                    88.92
               6.00                   6.66                                    90.09
               5.95                   6.48                                    91.82
               5.75                   6.33                                    90.84
               5.50                   6.14                                    89.58
               5.35                   5.94                                    90.07
1996           5.40                   6.03                                    89.55
               5.60                   6.46                                    86.69
               5.85                   6.66                                    87.84
               5.95                   6.89                                    86.36
               6.05                   6.99                                    86.55
               5.90                   6.89                                    85.63
               5.85                   6.97                                    83.93
               5.90                   7.11                                    82.98
               5.70                   6.93                                    82.25
               5.65                   6.64                                    85.09
               5.50                   6.35                                    86.61
               5.60                   6.63                                    84.46
1997           5.70                   6.79                                    83.95
               5.65                   6.80                                    83.09
               5.90                   7.10                                    83.10
               5.75                   6.94                                    82.85
               5.65                   6.91                                    81.77
               5.60                   6.78                                    82.60
               5.30                   6.30                                    84.13
               5.50                   6.61                                    83.21
               5.40                   6.40                                    84.38
               5.35                   6.15                                    86.99
               5.30                   6.05                                    87.60
               5.15                   5.92                                    86.99
1998           5.15                   5.80                                    88.79
               5.20                   5.92                                    87.84
               5.25                   5.93                                    88.53
               5.35                   5.95                                    89.92
               5.20                   5.80                                    89.66
               5.20                   5.65                                    92.04
               5.18                   5.71                                    90.72
               5.03                   5.27                                    95.45
               4.95                   5.00                                    99.00
               5.05                   5.16                                    97.87
               5.00                   5.06                                    98.81
               5.05                   5.10                                    99.02
1999           5.00                   5.09                                    98.23
               5.10                   5.58                                    91.40
               5.15                   5.63                                    91.47
               5.20                   5.66                                    91.87
               5.30                   5.83                                    90.91
               5.47                   5.96                                    91.78
               5.55                   6.10                                    90.98
               5.75                   6.06                                    94.88
               5.85                   6.05                                    96.69
               6.03                   6.16                                    97.90

Source: Municipal Market Data- A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

In this interest rate environment, the net asset value (NAV) of Morgan Stanley Dean Witter Quality Municipal Investment Trust (IQT) declined from $15.66 to $14.35 per share for the fiscal year ended October 31, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.90 per share and a long-term capital gain distribution of $0.11 per share, the Trust's total NAV return was -1.87 percent. IQT's value on the New York Stock Exchange (NYSE) fell from $15.50 to $13.00 per share during the fiscal year. Based on this change plus reinvestment of distributions, IQT's total return (based on market value) was -10.12 percent. On October 31, 1999, IQT's NYSE market price represented a
9.41 percent discount to its NAV.

Monthly dividends for the fourth quarter of 1999 were declared in September. Beginning with the October payment, the dividend was increased from $0.0750 to $0.0775 per share. The new dividend rate reflects the Trust's estimated earnings over the next 6 -12 months and its $0.143 per share cushion of undistributed net investment income on October 31, 1999.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 14 long-term sectors and 62 credits. At the end of October, the portfolio's average maturity was 20 years. Average duration, a measure of sensitivity to interest rate changes, was 5.7 years. Issues in the refunded bond category comprised 15 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. The accompanying charts provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions by year with their respective cost (book) yields are also charted.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.14 per share to common share earnings. Weekly ARPS yields ranged between 2.90 and 4.75 percent. In comparison, the yield on 1-year municipal notes increased from 3.04 percent at the end of 1998, to 3.77 percent at the end of October 1999. The Trust's two ARPS series totaling $105 million represented 29.3 percent of net assets.

LOOKING AHEAD

The Federal Reserve Board raised interest rates twice in the summer and again in November. This confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. Depending on the impact of tight labor markets and higher commodity prices on inflation, the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors good value especially in relationship to Treasuries.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year ended October 31, 1999 the Trust purchased and retired 370,300 shares of common stock at a weighted average market discount of 8.80 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                                        [BAR GRAPH]

LARGEST SECTORS as of October 31, 1999 (% OF NET ASSETS)

MORTGAGE                                                         20%
REFUND                                                           15%
HOSPITAL                                                         10%
IDR/PCR*                                                          9%
TRANSPORTATION                                                    9%
GENERAL OBLIGATION                                                6%
RESOURCE RECOVERY                                                 6%
ELECTRIC                                                          5%
WATER & SEWER                                                     5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

                                        [PIE CHART]


CREDIT RATINGS AS OF OCTOBER 31, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa OR AAA                                                       59%
Aa OR AA                                                         14%
A OR A                                                           23%
Baa OR BBB                                                        1%
NR                                                                3%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC, OR
STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.






                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
                                OCTOBER 31, 1999

                       ALABAMA.................       0.5%
                       CALIFORNIA..............       2.6
                       COLORADO................       1.7
                       DISTRICT OF COLUMBIA....       0.4
                       FLORIDA.................       4.8
                       HAWAII..................       4.7
                       ILLINOIS................       7.6
                       INDIANA.................       1.0
                       KANSAS..................       2.9
                       MAINE...................       1.3
                       MARYLAND................       1.4
                       MASSACHUSETTS...........       5.9%
                       MICHIGAN................       2.0
                       MINNESOTA...............       0.7
                       MISSOURI................       1.6
                       NEBRASKA................       1.8
                       NEW HAMPSHIRE...........       0.9
                       NEW JERSEY..............       6.2
                       NEW YORK................       7.1
                       NORTH CAROLINA..........       3.2
                       OHIO....................       8.4
                       OREGON..................       1.1
                       PENNSYLVANIA............      11.1%
                       SOUTH CAROLINA..........       5.8
                       TENNESSEE...............       1.3
                       TEXAS...................       3.9
                       UTAH....................       3.0
                       VIRGINIA................       1.8
                       WASHINGTON..............       3.0
                       WYOMING.................       0.4
                                                    ------

                       TOTAL...................      98.1%
                                                    ======

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                                 [BAR GRAPH]

                     CALL AND COST (BOOK) YIELD STRUCTURE
                               OCTOBER 31, 1999




                                WEIGHTED AVERAGE
                            CALL PROTECTION: 5 Years

YEARS BONDS CALLABALE               PERCENT CALLABLE*
1999                                         0%
2000                                         0%
2001                                        53%
2002                                         2%
2003                                         5%
2004                                         1%
2005                                        11%
2006                                         4%
2007                                         3%
2008                                         9%
2009                                         4%
2010+                                        8%



                                WEIGHTED AVERAGE
                                BOOK YIELD: 6.5%

                                        COST (BOOK) YIELD**

1999
2000
2001                                      6.90%
2002                                       7.0%
2003                                       6.8%
2004                                       5.3%
2005                                       6.1%
2006                                       6.2%
2007                                       6.0%
2008                                       5.1%
2009                                       5.7%
2010                                       6.8%

*% BASED ON LONG-TERM PORTFOLIO.
** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT
   BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST EARNED A BOOK YIELD OF 6.9% ON 53% OF THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2001.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 28, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE BY ALL SHAREHOLDERS:

Michael Bozic
For.........................................................  12,338,761
Withheld....................................................     205,144

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Charles A. Fiumefreddo
For.........................................................       1,573
Withheld....................................................           0

  The following Trustees were not standing for reelection at this meeting:
  Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent,
   Philip J. Purcell and John L. Schroeder.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  12,235,308
Against.....................................................      86,452
Abstain.....................................................     222,145

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS October 31, 1999

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.2%)
            General Obligation (6.1%)
$  4,000    Florida Board of Education, Capital Outlay Refg 1998 Ser
             D..........................................................  4.50 %   06/01/24    $ 3,181,440
  10,000    Chicago School Reform Board, Illinois, Dedicated Tax Ser
             1997 (AMBAC)...............................................  5.75     12/01/27      9,518,800
   1,000    Michigan Municipal Bond Authority, School Ser 1998..........  5.25     12/01/13        960,500
   5,000    North Carolina, Public School Building Ser 1999.............  4.60     04/01/17      4,296,150
   3,970    Oregon, Veterans' Welfare Ser 75............................  6.00     04/01/27      3,953,882
--------                                                                                       -----------
  23,970                                                                                        21,910,772
--------                                                                                       -----------

            Educational Facilities Revenue (1.5%)
   3,480    Indiana University, Student Fee Ser K (MBIA)................  5.875    08/01/20      3,400,134
   2,200    University of North Carolina, Pool Ser 1998 B (MBIA)........  4.50     10/01/18      1,803,670
--------                                                                                       -----------
   5,680                                                                                         5,203,804
--------                                                                                       -----------

            Electric Revenue (4.5%)
   3,190    North Carolina Municipal Power Agency #1, Catawba Ser
             1992.......................................................  6.25     01/01/17      3,082,274
   5,000    South Carolina Public Service Authority, Santee Cooper 1997
             Refg
             Ser A (MBIA)...............................................  5.00     01/01/29      4,177,250
   4,965    San Antonio, Texas, Electric & Gas Refg Ser 1994-A..........  5.00     02/01/14      4,569,290
   5,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA).......................................................  5.00     07/01/21      4,278,900
--------                                                                                       -----------
  18,155                                                                                        16,107,714
--------                                                                                       -----------
            Hospital Revenue (9.5%)
  10,000    Wichita, Kansas, CSJ Health System of Wichita Inc Ser
             1991.......................................................  7.00     11/15/18     10,461,000
  10,000    Massachusetts Health & Educational Facilities Authority, St
             Elizabeth's Hospital of Boston Ser D & E (FSA).............  6.70     08/15/21     10,449,500
   3,000    Missouri Health & Educational Facilities Authority, SSM
             Healthcare
             Ser 1998 A (MBIA)..........................................  5.00     06/01/22      2,594,790
   5,000    New Jersey Health Care Authority, St Barnabas Medical Center
             Ser 1998 B (MBIA)..........................................  4.75     07/01/28      4,102,250
   5,000    New York State Dormitory Authority, Long Island Jewish
             Medical Center Ser 1998 (MBIA).............................  5.00     07/01/18      4,336,300
   2,180    Charlotte-Mecklenburg Hospital Authority, North Carolina,
             Ser 1992...................................................  6.25     01/01/20      2,231,862
--------                                                                                       -----------
  35,180                                                                                        34,175,702
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (9.3%)
   9,000    Hawaii Department Budget & Finance, Citizens Utilities Co
             1991
             Ser A & B (AMT)............................................  6.66     11/01/21      9,230,310
            Chicago, Illinois,
   5,000     Chicago-O'Hare Int'l Airport/Lufthansa German Airlines Inc
               Ser 1990 (AMT)...........................................  7.125    05/01/18      5,223,600
   2,000     Peoples Gas Light & Coke Co Refg 1995 Ser A................  6.10     06/01/25      1,989,600

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  4,000    New York State Energy Research & Development Authority,
             Brooklyn Union Gas Co 1991 Ser A & B (AMT).................  6.952%   07/01/26    $ 4,366,000
  12,000    Richland County, South Carolina, Union Camp Corp Ser 1991 B
             (AMT)......................................................  7.125    09/01/21     12,616,080
--------                                                                                       -----------
  32,000                                                                                        33,425,590
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (7.9%)
  10,000    Illinois Housing Development Authority, 1991 Ser A..........  8.25     07/01/16     10,651,000
  15,000    New Jersey Housing & Mortgage Finance Agency, Presidential
             Plaza at Newport-FHA Insured Mortgages Refg 1991 Ser 1.....  7.00     05/01/30     15,793,200
   1,970    New York State Housing Finance Agency, 1996 Ser A Refg
             (FSA)......................................................  6.10     11/01/15      2,011,882
--------                                                                                       -----------
  26,970                                                                                        28,456,082
--------                                                                                       -----------

            Mortgage Revenue - Single Family (12.2%)
     130    Alaska Housing Finance Agency, Housing GNMA Collateralized
             1990 Ser A Subser A-2......................................  7.05     06/01/25        134,974
   4,560    California Housing Finance Agency, Home 1991 Ser G (AMT)....  7.05     08/01/27      4,687,498
   5,965    Colorado Housing Finance Authority, Refg 1991 Ser A.........  7.25     11/01/31      6,154,329
   1,420    District of Columbia Housing Finance Agency, GNMA
             Collateralized
             Ser 1990 B (AMT)...........................................  7.10     12/01/24      1,460,285
   4,635    Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)........  7.25     11/15/19      4,764,965
   1,365    Michigan Housing Development Authority, 1991 Ser B..........  6.95     12/01/20      1,399,398
   6,200    Nebraska Investment Finance Authority, GNMA-Backed 1991 Ser
             A & B (AMT)................................................  7.025    09/15/23      6,426,610
   3,115    New Hampshire Housing Finance Authority, Residential 1991
             Ser D (AMT)................................................  7.25     07/01/15      3,204,494
            Ohio Housing Finance Agency,
   3,650     GNMA-Backed Ser A 1 & 2 (AMT)..............................  6.903    03/24/31      3,774,648
   1,990     Residential 1996 Ser B-2 (AMT).............................  6.10     09/01/28      1,957,961
   4,500    Tennessee Housing Development Agency, Homeownership Issue T
             (AMT)......................................................  7.375    07/01/23      4,589,505
   3,820    Virginia Housing Development Authority, 1992 Ser A..........  7.15     01/01/33      3,914,010
   1,250    Wyoming Community Development Authority, Federally
             Insured/Gtd Loans 1988 Ser G (AMT).........................  7.25     06/01/21      1,298,075
--------                                                                                       -----------
  42,600                                                                                        43,766,752
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (0.3%)
     940    New York State Medical Care Facilities Finance Agency,
--------     Mental Health 1991 Ser C...................................  7.30     02/15/21        996,428
                                                                                               -----------

            Resource Recovery Revenue (5.7%)
   5,000    Northeast Maryland Waste Disposal Authority, Montgomery
             County
             Ser 1993 A (AMT)...........................................  6.30     07/01/16      5,111,600
   4,610    Detroit Economic Development Corporation, Michigan, Ser 1991
             A (AMT) (FSA)..............................................  6.875    05/01/09      4,833,862
  10,000    Montgomery County Industrial Development Authority,
             Pennsylvania, Ser 1989.....................................  7.50     01/01/12     10,399,100
--------                                                                                       -----------
  19,610                                                                                        20,344,562
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Student Loan Revenue (3.9%)
$ 13,000    Pennsylvania Higher Education Assistance Agency, 1991 Ser A
--------     & B (AMT) (AMBAC)..........................................  6.854%   09/01/26    $13,949,650
                                                                                               -----------

            Transportation Facilities Revenue (8.9%)
  10,000    Hillsborough County Port District, Florida, Tampa Port
             Authority Spl & Refg Ser 1995 (AMT) (FSA)..................  6.00     06/01/20     10,029,500
   4,000    Lee County, Florida, Ser 1995 (MBIA)........................  5.75     10/01/22      3,939,720
   7,000    Hawaii, Airports Second Ser of 1991 (AMT)...................  6.90     07/01/12      7,783,580
   3,000    Minneapolis - St Paul Metropolitan Airports Commission,
             Minnesota,
             Ser 1998 A (AMBAC).........................................  5.00     01/01/30      2,550,660
   2,480    New Jersey Transportation Trust Authority, New Jersey, 1999
             Ser A......................................................  5.625    06/15/14      2,478,586
   5,000    Houston, Texas, Airport Sub Lien Ser 1991 A (AMT) (FGIC)....  6.75     07/01/21      5,223,350
--------                                                                                       -----------
  31,480                                                                                        32,005,396
--------                                                                                       -----------

            Water & Sewer Revenue (4.7%)
   2,000    Birmingham, Alabama, Water & Sewer Ser 1998 A...............  4.75     01/01/21      1,674,980
   5,470    California Department Water Resources, Central Valley Ser
             U..........................................................  5.00     12/01/29      4,678,327
   5,000    New York City Municipal Water Finance Authority, New York,
             1999
             Ser A (FGIC)...............................................  4.75     06/15/31      4,024,900
   5,000    Charleston, South Carolina, Refg Cap Impr Ser 1998
             (Secondary FGIC)...........................................  4.50     01/01/24      3,952,550
   3,000    Loudoun County Sanitation Authority, Virginia, Ser 1998
             (MBIA).....................................................  4.75     01/01/30      2,433,630
--------                                                                                       -----------
  20,470                                                                                        16,764,387
--------                                                                                       -----------

            Other Revenue (8.2%)
  10,000    New York Local Government Assistance Corporation, Ser 1995
             A..........................................................  6.00     04/01/24      9,873,300
  15,000    Emmaus General Authority, Pennsylvania, Local Government Ser
             1988 H (FGIC)..............................................  7.00     05/15/18     15,599,700
   4,000    Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995
             (FSA)......................................................  5.50     07/01/15      3,833,520
--------                                                                                       -----------
  29,000                                                                                        29,306,520
--------                                                                                       -----------

            Refunded (14.5%)
  10,000    Massachusetts Health & Educational Facilities Authority,
             Brigham & Women's Hospital Ser D...........................  6.75     07/01/01+    10,591,800
   3,920    Cleveland, Ohio, Waterworks Impr Refg Ser H 1996 (MBIA).....  5.75     01/01/06+     4,164,294
   9,000    Lorain County, Ohio, Humility of Mary Health Care Corp Ser
             1991 B (ETM)...............................................  7.20     12/15/11      9,685,260
  10,000    Middleburg Heights, Ohio, Southwest General Hospital Ser
             1991.......................................................  7.20     08/15/01+    10,687,600
   6,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
             (AMBAC) (ETM)..............................................  6.75     05/15/20      6,306,180
  10,000    Washington Public Power Supply System, Proj #1 Refg Ser 1991
             A..........................................................  6.875    07/01/01+    10,599,200
--------                                                                                       -----------
  48,920                                                                                        52,034,334
--------                                                                                       -----------
 347,975    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $342,955,594).................   348,447,693
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (0.9%)
$  3,000    Missouri Health & Educational Facilities Authority,
             Washington University Ser 1996 D (Demand 11/01/99).........  3.55*%   09/01/30    $ 3,000,000
     400    North Central Texas Health Facilities Development
             Corporation, Texas, Presbyterian Medical Center Ser 1985 D
             (MBIA) (Demand 11/01/99)...................................  3.65*    12/01/15        400,000
--------                                                                                       -----------

   3,400    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
             $3,400,000)....................................................................     3,400,000
--------                                                                                       -----------

$351,375    TOTAL INVESTMENTS (Identified Cost $346,355,594) (a)..................     98.1%   351,847,693
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................    1.9
                                                                                                 6,785,709
                                                                                      -----    -----------

            NET ASSETS.............................................................   100.0%  $358,633,402
                                                                                      ======   ===========


---------------------

 AMT   Alternative Minimum Tax.
 ETM   Escrowed to maturity.
  +    Prerefunded to call date shown.
  *    Current coupon of variable rate demand obligation.
 (a)   The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $11,829,049 and the aggregate gross
       unrealized depreciation is $6,336,950, resulting in net
       unrealized appreciation of $5,492,099.

Bond Insurance:
-------------
AMBAC  AMBAC Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999
ASSETS:
Investments in securities, at value
 (identified cost $346,355,594)..........  $351,847,693
Cash.....................................       502,302
Receivable for:
    Interest.............................     6,386,634
    Investments sold.....................       600,000
Prepaid expenses.........................       115,549
                                           ------------

    TOTAL ASSETS.........................   359,452,178
                                           ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest
     repurchased.........................       470,670
    Investment management fee............       128,646
    Dividends to preferred
     shareholders........................       112,959
Accrued expenses.........................       106,501
                                           ------------
    TOTAL LIABILITIES....................       818,776
                                           ------------
    NET ASSETS...........................  $358,633,402
                                           ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of non-
 participating $.01 par value, 2,100
 shares outstanding).....................  $105,000,000
                                           ------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 17,676,713 shares outstanding)...   246,106,179
Net unrealized appreciation..............     5,492,099
Accumulated undistributed net investment
 income..................................     2,527,812
Accumulated net realized loss............      (492,688)
                                           ------------

    NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS........................   253,633,402
                                           ------------

    TOTAL NET ASSETS.....................  $358,633,402
                                           ============

NET ASSET VALUE PER COMMON SHARE
 ($253,633,402 divided by 17,676,713
 common shares outstanding)..............        $14.35
                                           ============

STATEMENT OF OPERATIONS
For the year ended October 31, 1999
NET INVESTMENT INCOME:
INTEREST INCOME..........................  $ 22,876,574
                                           ------------

EXPENSES
Investment management fee................     1,325,526
Auction commission fees..................       306,600
Professional fees........................       114,709
Transfer agent fees and expenses.........        66,676
Shareholder reports and notices..........        36,636
Registration fees........................        24,551
Trustees' fees and expenses..............        17,477
Auction agent fees.......................        17,277
Custodian fees...........................        16,157
Other....................................        22,167
                                           ------------

    TOTAL EXPENSES.......................     1,947,776

Less: expense offset.....................       (16,084)
                                           ------------

    NET EXPENSES.........................     1,931,692
                                           ------------

    NET INVESTMENT INCOME................    20,944,882
                                           ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................      (492,688)
Net change in unrealized appreciation....   (22,589,745)
                                           ------------

    NET LOSS.............................   (23,082,433)
                                           ------------

    NET DECREASE.........................  $ (2,137,551)
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                       OCTOBER 31, 1999   OCTOBER 31, 1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 20,944,882       $ 21,547,513
Net realized gain (loss).............................        (492,688)         2,019,373
Net change in unrealized appreciation................     (22,589,745)           583,434
                                                         ------------       ------------

    NET INCREASE (DECREASE)..........................      (2,137,551)        24,150,320
                                                         ------------       ------------

Dividends to preferred shareholders from net
 investment income...................................      (3,671,318)        (3,849,905)
                                                         ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................     (16,262,280)       (17,235,737)
Net realized gain....................................      (2,019,364)          (195,290)
                                                         ------------       ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................     (18,281,644)       (17,431,027)
                                                         ------------       ------------

Decrease from transactions in common shares of
 beneficial interest.................................      (4,888,397)           (29,810)
                                                         ------------       ------------

    NET INCREASE (DECREASE)..........................     (28,978,910)         2,839,578

NET ASSETS:
Beginning of period..................................     387,612,312        384,772,734
                                                         ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,527,812 and $1,515,985, respectively).........    $358,633,402       $387,612,312
                                                         ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $29,713,145 and $35,806,505, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $2,400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1999 included in

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

Trustees' fees and expenses in the Statement of Operations amounted to $5,410. At October 31, 1999, the Trust had an accrued pension liability of $42,166 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET         RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   -------------   -----   --------   ----------------
  A      1,400       $70,000      3.30%   11/03/99    2.90% - 4.75%
  B        700        35,000      3.80    09/01/00    3.50  - 3.80

---------------------

 *   As of October 31, 1999.
**   For the year ended October 31, 1999.

Subsequent to October 31, 1999 and up through December 3, 1999 the Trust paid dividends to Series A and B at rates ranging from 3.30% to 3.80% in the aggregate amount of $339,528.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1997...................................  18,049,013   $180,490    $250,844,433
Treasury shares purchased and retired (weighted average
 discount 3.40%)*...........................................      (2,000)       (20)        (29,790)
                                                              ----------   --------    ------------
Balance, October 31, 1998...................................  18,047,013    180,470     250,814,643
Treasury shares purchased and retired (weighted average
 discount 8.80%)*...........................................    (370,300)    (3,703)     (4,885,231)
                                                              ----------   --------    ------------
Balance, October 31, 1999...................................  17,676,713   $176,767    $245,929,412
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $493,000 which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 28, 1999, the Trust declared the following dividends from net investment income:

 AMOUNT          RECORD             PAYABLE
PER SHARE         DATE                DATE
---------   -----------------  ------------------
 $0.0775    November 5, 1999   November 19, 1999
 $0.0775    December 3, 1999   December 17, 1999

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                              FOR THE YEAR ENDED OCTOBER 31*
                                                                   ----------------------------------------------------
                                                                     1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................        $ 15.66   $  15.50   $  15.18   $  15.31   $  14.09
                                                                    -------   --------   --------   --------   --------
Income (loss) from investment operations:
 Net investment income......................................           1.16       1.19       1.20       1.21       1.22
 Net realized and unrealized gain (loss)....................          (1.28)      0.15       0.34       0.06       1.30
                                                                    -------   --------   --------   --------   --------
Total income (loss) from investment operations..............          (0.12)      1.34       1.54       1.27       2.52
                                                                    -------   --------   --------   --------   --------
Less dividends and distributions from:
 Net investment income......................................          (0.90)     (0.96)     (0.96)     (1.02)     (1.08)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................          (0.20)     (0.21)     (0.22)     (0.22)     (0.22)
 Net realized gain..........................................          (0.11)     (0.01)     (0.05)     (0.16)        --
                                                                    -------   --------   --------   --------   --------
Total dividends and distributions...........................          (1.21)     (1.18)     (1.23)     (1.40)     (1.30)
                                                                    -------   --------   --------   --------   --------
Anti-dilutive effect of acquiring treasury shares...........           0.02         --       0.01         --         --
                                                                    -------   --------   --------   --------   --------
Net asset value, end of period..............................        $ 14.35   $  15.66   $  15.50   $  15.18   $  15.31
                                                                    =======   ========   ========   ========   ========
Market value, end of period.................................        $ 13.00   $  15.50   $ 15.313   $ 14.625   $ 14.625
                                                                    =======   ========   ========   ========   ========
TOTAL RETURN+...............................................         (10.12)%     7.71%     12.16%      8.44%     23.76%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................           0.71 %     0.71%(1)     0.71%     0.72%     0.74%
Net investment income before preferred stock dividends......           7.66 %     7.65%      7.93%      8.02%      8.31%
Preferred stock dividends...................................           1.34 %     1.37%      1.44%      1.45%      1.50%
Net investment income available to common shareholders......           6.32 %     6.28%      6.49%      6.57%      6.81%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $358,633   $387,612   $384,773   $380,488   $383,920
Asset coverage on preferred shares at end of period.........            341 %      369%       366%       362%       365%
Portfolio turnover rate.....................................              8 %        9%         5%         7%        12%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Quality Municipal Investment Trust (the "Trust") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1999


                      1999 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1999, the Trust paid the following per share amounts from tax-exempt income: $0.92 to common shareholders, $1,527 to Series A preferred shareholders and $1,661 to Series B preferred shareholders. For the year ended October 31, 1999, the Trust paid the following per share amounts from long-term capital gains, $0.09 to common shareholders, $172 to Series A preferred shareholders and $179 to Series B preferred shareholders.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
QUALITY
MUNICIPAL
INVESTMENT
TRUST

Annual Report
October 31, 1999